Filed Pursuant to Rule 497(e)
1933 Act File No. 33-24041
1940 Act File No. 811-5646

NEW CENTURY PORTFOLIOS
(the “Trust”)

Supplement dated June 26, 2017 to the Trust’s
Prospectus and Statement of Additional Information, each dated March 1, 2017

On June 15, 2017, the Board of Trustees (the “Board”) of the Trust, based upon the recommendation of Weston Financial Group, Inc. (the “Adviser”), the investment adviser to the Trust, and having considered the interests of the shareholders of the Trust, voted to recommend that the shareholders adopt an Agreement and Plan of Liquidation (the “Plan”) to close and liquidate the Trust. The Board concluded that it would be in the best interest of the Trust and its shareholders that the Trust be closed and liquidated effective as of the close of business on September 29, 2017. The Trust has called a special meeting of shareholders to be held in the offices of the Trust at 10:00 a.m. EST on Tuesday, August 22, 2017, to vote on the proposed Plan.

The Board recommends approval of the proposed Plan, which determines the manner in which the Trust will be liquidated. Pursuant to the Plan and in anticipation of the Trust’s liquidation, the Trust will be closed to new purchases effective as of the close of business on June 30, 2017. However, (i) any dividends or distributions declared to shareholders of the Trust after June 30, 2017, and until the close of trading on the New York Stock Exchange on September 29, 2017 will be automatically reinvested in additional shares of the Trust unless a shareholder has requested that such distributions be paid in cash, and (ii) investments received from existing Automatic Investment Programs (an “AIP”) will be accepted by the Trust through September 1, 2017.  If the Plan is approved at the special shareholders meeting, shareholders with an AIP should arrange to direct their contributions to another investment alternative of their choosing.  Results of the special meeting of shareholders will be posted on the Trust’s website on August 23, 2017 at www.newcenturyportfolios.com.

Although the Trust will be closed to new purchases as of June 30, 2017, you may redeem your shares of the Trust at any time as provided in the Prospectus. Please note, however, that if the Plan is approved, the Trust will be liquidating and distributing its assets no later than the close of business on September 29, 2017.  Redemption requests received immediately preceding the September 29th liquidation may be honored by the delivery of the liquidation proceeds to the shareholder.

Pursuant to the Plan, if the Trust has not received your redemption request or other instruction prior to the close of business on September 29, 2017, the effective time of the liquidation, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Trust as of September 29, 2017, subject to any required withholdings.  As is the case with any redemption of Trust shares, liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

All routine expenses incurred in connection with the usual and customary operations of the Trust (including brokerage commissions associated with the sale of portfolio securities) will be charged to the Trust, however, expenses incurred in connection with the consideration and approval of the proposed Plan and expenses outstanding on and after the time of liquidation will be paid by the Adviser.

Please retain this supplement with your Prospectus and Statement of Additional Information.